Item 1.  Report to Shareholders

For the six months ended June 30, 2017, the net asset value per Common Share increased 8.53% while the investment return to our stockholders increased by 10.83%. By comparison, our benchmark, the Standard & Poor’s 500 Stock Index (including income), increased 9.35%. For the twelve months ended June 30, 2017, the return on the net asset value per Common Share increased by 17.99%, and the return to our stockholders increased by 23.13%; these compare with an increase of 17.91% for the S&P 500. During both periods, the discount at which our shares traded continued to fluctuate and on June 30, 2017, it was 15.2%.

As detailed in the accompanying financial statements (unaudited), as of June 30, 2017, the net assets applicable to the Company’s Common Stock were $1,086,484,955 equal to $40.52 per Common Share.

The increase in net assets resulting from operations for the six months ended June 30, 2017 was $83,049,100. During this period, the net realized gain on investments sold was $71,117,600 and the increase in net unrealized appreciation was $11,851,459. Net investment income for the six months was $5,736,027. Distributions to preferred shareholders amounted to $5,655,986 and distributions to common shareholders totaled $5,423,646. During the first quarter of 2017, the Company also repurchased 409,677 of its shares at a cost of $13,675,191, an average discount to net asset value of 16.1%.

Equity markets around the world registered strong gains in the first half of 2017. With the exception of energy, most sectors participated with technology leading the way. The synchronized recovery referenced in our first quarter’s note remains intact. In the U.S., forecast growth has eased somewhat, however, owing to lagging new car and home sales, as well as modestly lower wage growth. Internationally, economic momentum is being sustained. Car sales in Europe have picked up, while Asia ex-Japan and China is performing well.

The Federal Reserve has raised rates again and contemplates reducing its securities holdings. Europe seems to be following a similar tack with the European Central Bank curbing its balance sheets and its Quantitative Easing (“QE”) program. In consequence, German Bund yields have risen from negative yields to a positive 56 basis points over the past 6 months. China, meanwhile, has been alternating financial reforms with central bank activity in an effort to reduce the growth of unproductive capacity in some industries and to slow capital flight. Thus, on a central bank basis, while QE continues, its rate of change appears to be slowing and despite the enormity of monetary stimulus, inflation has yet to appear outside of select asset prices. Wage growth in the U.S. remains contained, though this may be the result of the exchange of older workers for new and the displacement of employees by automation. Outside of healthcare and housing, product prices remain muted with outright deflation to be found in food and energy. Capacity utilization in the U.S. remains low, historically, for this point in a recovery suggesting that there are stranded assets for which the product price is too low for production, as an example, in the energy sector. As a result, the Fed and central banks, generally, may have difficulty normalizing interest rates.

For most of the last five years, growth stocks have outperformed value as low interest rates have facilitated rising price-to-earnings ratios. A reversal of this trend, while widely anticipated, has failed to materialize owing to the persistence of pressure on interest rates. Fiscal policy change, notable lower taxes, may catalyze that transformation. While we remain optimistic regarding equities, some volatility is to be expected given the dif-ficulty of squaring slowing growth and robust valuations with a Federal Reserve that appears determined to continue to raise interest rates at least once more this year.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through June 30, 2017. It can be accessed on the internet at www.generalameri-caninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Jeffrey W. Priest

President and Chief Executive Officer

July 12, 2017

				Value
	Shares	COMMON STOCKS		(note 1a)
CONSUMER	AUTOMOBILESAND COMPONENTS (1.3%)
DISCRETIONARY	1,264,063	Ford Motor Company	(Cost $16,174,723)	$14,144,865
(14.6%)
	MEDIA(1.5%)
	20,000	Charter Communications, Inc. (a)		6,737,000
	465,800	Regal Entertainment Group		9,530,268
			(Cost $13,362,579)	16,267,268
	RETAILING (11.8%)
	20,000	Amazon.com, Inc. (a)		19,360,000
	335,779	Liberty Expedia Holdings, Inc. (a)		18,138,782
	321,599	Liberty Interactive Corporation, Series A (a)		16,816,412
	345,000	Macy’s, Inc.		8,017,800
	919,768	The TJX Companies, Inc.		66,379,656
			(Cost $56,853,719)	128,712,650
			(Cost $86,391,021)	159,124,783

CONSUMER	FOOD, BEVERAGE AND TOBACCO (11.8%)
STAPLES	220,000	Danone		16,558,718
(15.0%)	128,948	Diageo plc ADR		15,451,839
	450,000	Nestle S.A.		39,178,404
	195,000	PepsiCo, Inc.		22,520,550
	625,000	Unilever N.V.		34,539,737
			(Cost $62,653,763)	128,249,248
	FOOD AND STAPLES RETAILING (3.2%)
	118,781	Costco Wholesale Corporation		18,996,645
	197,280	CVS Health Corporation		15,873,149
			(Cost $21,155,745)	34,869,794
			(Cost $83,809,508)	163,119,042

ENERGY	173,000	Anadarko Petroleum Corporation		7,843,820
(4.8%)	1,140,947	Cameco Corporation		10,382,618
	1,200,000	Ensco plc - Class A		6,192,000
	3,830,440	Gulf Coast Ultra Deep Royalty Trust (a)		248,978
	420,000	Halliburton Company		17,938,200
	1,721,159	Helix Energy Solutions Group, Inc. (a)		9,707,337
			(Cost $48,162,160)	52,312,953

FINANCIALS	BANKS (1.7%)
(20.5%)	110,000	M&T Bank Corporation	(Cost $560,176)	17,814,500
	DIVERSIFIED FINANCIALS (5.2%)
	215,000	American Express Company		18,111,600
	205,000	JPMorgan Chase & Co.		18,737,000
	425,000	Nelnet, Inc.		19,979,250
			(Cost $18,398,635)	56,827,850
	INSURANCE (13.6%)
	154,552	Aon plc		20,547,688
	400,000	Arch Capital Group Ltd. (a)		37,316,000
	187,500	Axis Capital Holdings Limited		12,123,750
	110	Berkshire Hathaway Inc. Class A (a) (b)		28,017,000
	110,000	Everest Re Group, Ltd.		28,004,900
	400,000	MetLife, Inc.		21,976,000
			(Cost $35,488,813)	147,985,338
			(Cost $54,447,624)	222,627,688

				Value
	Shares	COMMON STOCKS (continued)		(note 1a)
HEALTH CARE	PHARMACEUTICALS, BIOTECHNOLOGY AND LIFE SCIENCES
(9.4%)	618,660	Arantana Therapeutics, Inc. (a)		$4,472,912
	165,000	Celgene Corporation (a)		21,428,550
	483,600	Gilead Sciences, Inc.		34,229,208
	284,942	Intra-Cellular Therapies, Inc. (a)		3,538,980
	230,191	Merck & Co., Inc.		14,752,941
	307,213	Paratek Pharmaceuticals, Inc. (a)		7,403,833
	460,808	Pfizer Inc.		15,478,541
	519,829	Repros Therapeutics Inc. (a)		239,121
			(Cost $51,997,374)	101,544,086

INDUSTRIALS	CAPITAL GOODS (6.6%)
(11.2%)	189,131	Eaton Corporation plc		14,720,066
	820,000	General Electric Company		22,148,200
	270,000	Johnson Controls International plc		11,707,200
	190,000	United Technologies Corporation		23,200,900
			(Cost $57,564,425)	71,776,366
	COMMERCIAL AND PROFESSIONAL SERVICES (4.6%)
	787,800	Republic Services, Inc.	(Cost $11,167,520)	50,206,494
			(Cost $68,731,945)	121,982,860

INFORMATION	SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT (3.2%)
TECHNOLOGY	260,000	Applied Materials, Inc.		10,740,600
(19.4%)	185,850	ASML Holding N.V.		24,218,114
			(Cost $11,269,875)	34,958,714
	SOFTWARE AND SERVICES (8.8%)
	30,500	Alphabet Inc. (a)		27,716,265
	755,000	eBay Inc. (a)		26,364,600
	605,686	Microsoft Corporation		41,749,936
			(Cost $61,930,401)	95,830,801
	TECHNOLOGY HARDWARE AND EQUIPMENT (7.4%)
	114,000	Apple Inc.		16,418,280
	790,000	Cisco Systems, Inc.		24,727,000
	341,200	QUALCOMM Incorporated		18,841,064
	185,709	Universal Display Corporation		20,288,708
			(Cost $38,645,966)	80,275,052
			(Cost $111,846,242)	211,064,567

MISCELLANEOUS		Other (c)	(Cost $24,169,050)	25,504,018
(2.4%)
TELECOMMUNICATION	521,252	Vodafone Group plc ADR	(Cost $16,865,092)	14,975,570
SERVICES
(1.4%)
		TOTAL COMMON STOCKS (98.7%)	(Cost $546,420,016)	1,072,255,567

	Warrant	WARRANT (a)
TECHNOLOGY	281,409	Applied DNA Sciences, Inc.	(Cost $2,814)	112,564
HARDWARE AND
EQUIPMENT
(0.0%)

		CALL OPTIONS
	Contracts
	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE
ENERGY (0.0%)	1,000	Helix Energy Solutions Group, Inc.
		September 15, 2017/$8.00	(Cost $79,043)	5,000
TECHNOLOGY	1,100	F5 Networks, Inc.
HARDWARE AND		August 18, 2017/$140.00	(Cost $155,617)	106,700
EQUIPMENT (0.0%)
		TOTAL CALL OPTIONS (0.0%)	(Cost $234,660)	111,700

			Value
Shares	SHORT-TERM SECURITY AND OTHER		(note 1a)
209,259,570	State Street Institutional Treasury Plus Money Market Fund,
	Trust Class (19.3%)	(Cost $209,259,570)	$209,259,570
TOTAL INVESTMENTS (d) (118.0%)		(Cost $755,917,060)	1,281,739,401
Liabilities in excess of receivables and other assets (-0.5%)			(5,137,271)
			1,276,602,130
PREFERRED STOCK (-17.5%)			(190,117,175)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,086,484,955

ADR - American Depository Receipt
(a) Non-income producing security.
(b) Security is held as collateral for options written.
(c) Securities which have been held for less than one year, not previously disclosed, and not restricted.
(d) At June 30, 2017, the cost of investments for Federal income tax purposes was $756,124,353; aggregate gross unrealized appreciation was
$550,215,544; aggregate gross unrealized depreciation was $24,600,496; and net unrealized appreciation was $525,615,048.

	NET SHARES	SHARES
INCREASES	TRANSACTED	HELD
NEW POSITIONS
Applied Materials, Inc.	10,000	260,000	(b)
Arantana Therapeutics, Inc.	94,201	618,660	(b)
Charter Communications, Inc.	—	20,000	(b)
Johnson Controls International plc	110,000	270,000	(b)

ADDITIONS
Alphabet Inc.	2,500	30,500
Anadarko Petroleum Corporation	60,000	173,000
Cameco Corporation	76,000	1,140,947
eBay Inc.	150,000	755,000
Liberty Expedia Holdings, Inc.	7,490	335,779
MetLife, Inc.	20,000	400,000
Nelnet, Inc.	25,000	425,000
Regal Entertainment Group	26,300	465,800
Vodafone Group plc ADR	65,000	521,252

DECREASES
ELIMINATIONS
Apache Corporation	160,900	—
Chipotle Mexican Grill, Inc.	14,000	—
Huntsman Corporation	476,422	—
IMAX Corporation	349,496	—

REDUCTIONS
American Express Company	10,000	215,000
Arch Capital Group Ltd.	45,000	400,000
Costco Wholesale Corporation	50,000	118,781
Diageo plc ADR	53,916	128,948
Ensco plc - Class A	210,000	1,200,000
Everest Re Group, Ltd.	15,000	110,000
General Electric Company	80,000	820,000
Halliburton Company	50,000	420,000
Liberty Interactive Corporation, Series A	69,700	321,599
Merck & Co., Inc.	35,000	230,191
Repros Therapeutics Inc.	69,939	519,829
Unilever N.V.	79,378	625,000
Universal Display Corporation	10,000	185,709

(a) Common shares unless otherwise noted; excludes transactions in Common Stocks - Miscellaneous - Other.
(b) Shares purchased in prior period and previously carried under Common Stocks - Miscellaneous - Other.

(see notes to unaudited financial statements)

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of June 30,
2017 is shown in the table.

			PERCENT COMMON
INDUSTRY CATEGORY	COST (000)	VALUE (000)	NET ASSETS*
Financials
Banks	$560	$17,814	1.7%
Diversified Financials	18,399	56,828	5.2
Insurance	35,489	147,985	13.6
	54,448	222,627	20.5
Information Technology
Semiconductors & Semiconductor Equipment	11,270	34,959	3.2
Software & Services	61,930	95,831	8.8
Technology Hardware & Equipment	38,804	80,494	7.4
	112,004	211,284	19.4
Consumer Staples
Food, Beverage & Tobacco	62,654	128,249	11.8
Food & Staples Retailing	21,156	34,870	3.2
	83,810	163,119	15.0

Consumer Discretionary
Automobiles & Components	16,175	14,145	1.3
Media	13,362	16,267	1.5
Retailing	56,854	128,713	11.8
	86,391	159,125	14.6
Industrials
Capital Goods	57,564	71,776	6.6
Commercial & Professional Services	11,168	50,207	4.6
	68,732	121,983	11.2
Health Care
Pharmaceuticals, Biotechnology & Life Sciences	51,997	101,544	9.4
Energy	48,241	52,318	4.8
Miscellaneous**	24,169	25,504	2.4
Telecommunication Services	16,865	14,975	1.4
	546,657	1,072,479	98.7
Short-Term Securities	209,260	209,260	19.3
Total Investments	$755,917	1,281,739	118.0
Other Assets and Liabilities - Net		(5,137)	(0.5)
Preferred Stock		(190,117)	(17.5)
Net Assets Applicable to Common Stock		$1,086,485	100.0%

* Net Assets applicable to the Company’s Common Stock.
** Securities which have been held for less than one year, not previously disclosed, and not restricted.
(see notes to unaudited financial statements)

ASSETS
INVESTMENTS, AT VALUE (NOTE 1a)
Common stocks (cost $546,420,016)		$1,072,255,567
Warrant (cost $2,814)		112,564
Purchased options (cost $234,660)		111,700
Money market fund (cost $209,259,570)		209,259,570
Total investments (cost $755,917,060)		1,281,739,401

RECEIVABLES AND OTHER ASSETS
Receivable for securities sold	$1,453,316
Dividends, interest and other receivables	2,447,082
Qualified pension plan asset, net excess funded (note 7)	2,426,501
Prepaid expenses, fixed assets and other assets	611,239	6,938,138
TOTAL ASSETS		1,288,677,539

LIABILITIES
Payable for securities purchased	509,817
Outstanding options written, at value (premiums received $132,211) (note 4)	184,100
Accrued preferred stock dividend not yet declared	219,955
Accrued compensation payable to officers and employees	1,884,000
Accrued supplemental pension plan liability (note 7)	5,545,901
Accrued supplemental thrift plan liability (note 7)	3,284,701
Accrued expenses and other liabilities	446,935

TOTAL LIABILITIES		12,075,409

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,604,687 shares at a liquidation value of $25 per share (note 5)		190,117,175
NET ASSETS APPLICABLE TO COMMON STOCK - 26,811,438 shares (note 5)		$1,086,484,955

NET ASSET VALUE PER COMMON SHARE		$40.52

NET ASSETS APPLICABLE TO COMMON STOCK
Common Stock, 26,811,438 shares at par value (note 5)	$26,811,438
Additional paid-in capital (note 5)	464,539,068
Undistributed net investment income (note 5)	3,788,927
Undistributed realized gain on common stocks, options and other	76,074,462
Unallocated distributions on Preferred Stock	(5,875,941)
Unrealized appreciation on common stocks, options and other	525,770,452
Accumulated other comprehensive loss (note 7)	(4,623,451)

NET ASSETS APPLICABLE TO COMMON STOCK		$1,086,484,955

	Contracts			Value
	(100 shares each)	COMMON STOCK/EXPIRATION DATE/EXERCISE PRICE		(note 1a)
ENERGY (0.0%)	1,000	Helix Energy Solutions Group, Inc. /September 15, 2017/$6.00		$95,000
TECHNOLOGY	1,100	F5 Networks, Inc. /August 18, 2017/$110.00		89,100
HARDWARE AND
EQUPMENT (0.0%)		TOTAL PUT OPTIONS (0.0%)	(Premiums Received $132,211*)	$184,100

* The maximum cash outlay if all put options are exercised is $12,700,000.

(see notes to unaudited financial statements)

INCOME
Dividends (net of foreign withholding taxes of $544,401)		$11,894,335
Interest		474,036

EXPENSES		12,368,371
Investment research	$3,391,538
Administration and operations	1,846,101
Office space and general	845,384
Auditing and legal fees	191,945
Directors’ fees and expenses	127,189
Transfer agent, custodian and registrar fees and expenses	88,347
State and local taxes	85,402
Stockholders’ meeting and reports	56,438	6,632,344
NET INVESTMENT INCOME		5,736,027

REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1, 3 AND 4)
Net realized gain on investments:
Common stock and warrant transactions	69,095,061
Purchased option transactions	1,097,960
Written option transactions	924,579
	71,117,600
Net increase (decrease) in unrealized appreciation:
Common stocks and warrant	14,166,356
Purchased options	(2,060,401)
Written options	(254,496)
	11,851,459
GAINS AND APPRECIATION ON INVESTMENTS		82,969,059
NET INVESTMENT INCOME, GAINS, AND APPRECIATION ON INVESTMENTS		88,705,086
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS		(5,655,986)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$83,049,100

	Six Months Ended
	June 30, 2017	Year Ended
OPERATIONS	(Unaudited)	December 31, 2016
Net investment income	$5,736,027	$8,172,289
Net realized gain on investments	71,117,600	91,570,557
Net increase (decrease) in unrealized appreciation	11,851,459	(15,321,337)
	88,705,086	84,421,509
Distributions to Preferred Stockholders:
From net investment income	—	(1,039,878)
From net capital gains	—	(10,272,094)
Unallocated distributions	(5,655,986)	—
Decrease in net assets from Preferred distributions	(5,655,986)	(11,311,972)
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	83,049,100	73,109,537
OTHER COMPREHENSIVE INCOME
Funded status of defined benefit plans (note 7)	—	624,419
DISTRIBUTIONS TO COMMON STOCKHOLDERS
From net investment income	—	(8,988,445)
From net capital gains	(5,423,646)	(75,933,325)
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS	(5,423,646)	(84,921,770)

CAPITAL SHARE TRANSACTIONS (NOTE 5)
Value of Common Shares issued in payment of dividends and distributions	—	33,686,020
Cost of Common Shares purchased	(13,675,191)	(67,991,719
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS	(13,675,191)	(34,305,699
NET INCREASE (DECREASE) IN NET ASSETS	63,950,263	(45,493,513

NET ASSETS APPLICABLE TO COMMON STOCK
BEGINNING OF PERIOD	1,022,534,692	1,068,028,205
END OF PERIOD (including under/over distributed net investment income of
$3,788,927 and ($1,947,117), respectively)	$1,086,484,955	$1,022,534,692
(see notes to unaudited financial statements)

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the six months ended June 30, 2017 and for each year in the five-year period ended December 31, 2016. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	Six Months
	Ended
	June 30, 2017		Year Ended December 31,
	(Unaudited)	2016	2015	2014	2013	2012

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$37.56	$37.74	$39.77	$41.07	$32.68	$29.78

Net investment income	.21	.30	.48	.32	.17	.24
Net gain (loss) on common stocks, options
and other - realized and unrealized	3.16	3.10	(.99)	2.39	10.51	5.05
Other comprehensive income (loss)	—	.02	.02	(.13)	.20	—
	3.37	3.42	(.49)	2.58	10.88	5.29
Distributions on Preferred Stock:
Dividends from net investment income	—	(.04)	(.12)	(.04)	(.04)	(.04)
Distributions from net capital gains	—	(.38)	(.27)	(.34)	(.35)	(.35)
Unallocated	(.21)	—	—	—	—	—
	(.21)	(.42)	(.39)	(.38)	(.39)	(.39)
Total from investment operations	3.16	3.00	(.88)	2.20	10.49	4.90
Distributions on Common Stock:
Dividends from net investment income	—	(.33)	(.34)	(.32)	(.18)	(.21)
Distributions from net capital gains	(.20)	(2.85)	(.81)	(3.18)	(1.92)	(1.79)
	(.20)	(3.18)	(1.15)	(3.50)	(2.10)	(2.00)
Net asset value, end of period	$40.52	$37.56	$37.74	$39.77	$41.07	$32.68
Per share market value, end of period	$34.35	$31.18	$31.94	$35.00	$35.20	$27.82

TOTAL INVESTMENT RETURN - Stockholder
return, based on market price per share	10.83%*	7.59%	(5.34%)	9.32%	34.24%	19.77%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to Common Stock,
end of period (000’s omitted)	$1,086,485	$1,022,535	$1,068,028	$1,227,900	$1,229,470	$955,418
Ratio of expenses to average net assets
applicable to Common Stock	1.24%**	1.27%	1.17%	1.10%	1.27%	1.67%
Ratio of net income to average net assets
applicable to Common Stock	1.08%**	0.78%	1.17%	0.78%	0.47%	0.74%
Portfolio turnover rate	8.27%*	20.29%	14.41%	14.98%	17.12%	9.56%

PREFERRED STOCK
Liquidation value, end of period (000’s omitted)	$190,117	$190,117	$190,117	$190,117	$190,117	$190,117
Asset coverage	671%	638%	662%	746%	747%	603%
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$26.65	$25.77	$26.75	$26.01	$25.30	$25.54

* Not annualized
** Annualized

(see notes to unaudited financial statements)

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles
(“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment
Companies (“ASC946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. SECURITY VALUATION Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-
the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt securities, domestic and foreign, are generally traded in the over-the-counter market rather than on a securities exchange. The
Company utilizes the latest bid prices provided by independent dealers and information with respect to transactions in such securities to determine current market value. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to specific procedures appropriate to each security as established by and under the general supervision of the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

b. OPTIONS The Company may purchase and write (sell) put and call options. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain equity market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised.
Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis for the securities purchased by the Company and is parenthetically disclosed under cost of investments on the Statement of Assets and Liabilities. The Company
as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See
Note 4 for option activity.

c. SECURITY TRANSACTIONS AND INVESTMENT INCOME Security transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and pre-
mium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represent amortized cost.

d. FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation.
Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S.
companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervi-
sion and regulation of foreign securities markets.

e. DIVIDENDS AND DISTRIBUTIONS The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distribu-
tions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f. FEDERAL INCOME TAXES The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, man-
agement has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g. CONTINGENT LIABILITIES Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of a matter that are reasonably estimable and, if so, they are included in the accrual.

h. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications.
The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS - Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued using amortized cost and which transact at net asset value, typically $1.00 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.), and

Level 3 - significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Company’s net assets as of June 30, 2017:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,072,255,567	—	—	$1,072,255,567
Warrant	112,564	—	—	112,564
Purchased options	111,700	—	—	111,700
Money market fund	209,259,570	—	—	209,259,570
Total	$1,281,739,401	—	—	$1,281,739,401

Liabilities
Options written	($184,100)	—	—	($184,100)

Transfers of Level 3 securities, if any, are reported as of the actual date of reclassification. No such transfers occurred during the six months ended June 30, 2017.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities (other than short-term securities and options) for the six months ended June 30, 2017 amounted to $90,115,000 and $177,758,400, on long transactions, respectively.

4. OPTIONS - The level of activity in purchased and written options varies from year to year based upon market conditions.
Transactions in purchased calls and put options, as well as written call options and collateralized put options for the six months ended
June 30, 2017 were as follows:

PURCHASED OPTIONS	Calls		Puts
	Contracts	Cost Basis	Contracts	Cost Basis
Outstanding, December 31, 2016	27,500	$1,347,996	2,068	$273,203
Purchased	2,600	425,682	0	0
Exercised	(28,000)	(1,539,018)	(68)	(8,579)
Expired	0	0	(2,000)	(264,624)
Outstanding, June 30, 2017	2,100	$234,660	0	$0

WRITTEN OPTIONS	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Outstanding, December 31, 2016	2,068	$223,189	9,800	$462,617
Written	300	182,383	3,600	622,917
Terminated in closing purchase transactions	(2,368)	(405,572)	(9,300)	(855,407)
Expired	0	0	(2,000)	(97,916)
Outstanding, June 30, 2017	0	$0	2,100	$132,211

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of
Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock,
26,811,438 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,604,687 were outstanding on
June 30, 2017.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an
underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption. On December 10, 2008, the Board of Directors authorized the repurchase of up to 1 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. To date, 395,313 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of
Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred
Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, gener-
ally, vote together with the holders of Common Stock as a single class.

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common
Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years’ dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.)
The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of the net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during the six months ended June 30, 2017 and the year ended December 31, 2016 were as follows:

	Shares		Amount
	2017	2016	2017	2016
Par value of Shares issued in payment of dividends
and distributions (issued from treasury)	—	1,073,658	—	$1,073,658
Increase in paid-in capital			—	32,612,362
Total increase			—	33,686,020
Par value of Shares purchased (at an average discount from
net asset value of 16.1% and 17.7%, respectively)	(409,677)	(2,149,240)	($409,677)	(2,149,240)
Decrease in paid-in capital			(13,265,514)	(65,842,479)
Total decrease			(13,675,191)	(67,991,719)
Net decrease	(409,677)	(1,075,582)	($13,675,191)	($34,305,699)

At June 30, 2017, the Company held in its treasury 5,169,434 shares of Common Stock with an aggregate cost of $169,339,169.

The tax basis distributions during the year ended December 31, 2016 are as follows: ordinary distributions of $10,028,323 and net capital gains distributions of $86,205,419. As of December 31, 2016, distributable earnings on a tax basis included $10,571,042 from undistributed net capital gains and $513,728,459 from net unrealized appreciation on investments if realized in future years.
Reclassifications arising from permanent “book/tax” difference reflect non-tax deductible expenses during the year ended December
31, 2016. As a result, additional paid-in capital was decreased by $1,741 and over-distributed net investment income was decreased by
$1,741. Net assets were not affected by this reclassification.

6. OFFICERS’ COMPENSATION - The aggregate compensation accrued and paid by the Company during the six months ended June 30,
2017 to its officers (identified on back cover) amounted to $3,192,000.

7. BENEFIT PLANS - The Company has funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that are available to its employees. The pension plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost (income) of the plans for the six months ended June 30, 2017 were:

Service cost	$246,355
Interest cost	446,563
Expected return on plan assets	(696,081)
Amortization of prior service cost	479
Amortization of recognized net actuarial loss	112,032
Net periodic benefi t cost	$109,348

The Company recognizes the overfunded status of its defined benefit postretirement plan as an asset in the Statement of Assets and
Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.
The Company also has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employ-
ees. The aggregate cost of such plans for the six months ended June 30, 2017 was $491,985. The qualified thrift plan acquired 8,700 shares and distributed 31,908 shares of the Company’s Common Stock during the six months ended June 30, 2017 and held 594,697 shares of the Company’s Common Stock at June 30, 2017.

8. OPERATING LEASE COMMITMENT - In September 2007, the Company entered into an operating lease agreement for office space which expires in February 2018 and provided for aggregate rental payments of approximately $10,755,000, net of construction credits. The lease agreement contains clauses whereby the Company receives free rent for a specified number of months and credit towards construc-
tion of office improvements, and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in February 2013. The Company had the option, which was not exercised, to renew the lease after February 2018 for five years at market rates. Rental expense approximated $646,600 for the six months ended June 30, 2017. Minimum rental commitments under the operating lease are approximately $1,183,000 in 2017, and $99,000 in 2018.

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02,
Leases (“Topic 842”), which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize an asset and offsetting liability on the statement of assets and liabilities that arises from entering into a lease, including an operating lease. Existing Generally Accepted Accounting Principles (“GAAP”) does not require the lessee to record an asset and offsetting liability associated with an operating lease. Generally consistent with existing GAAP, the annual cost of an operating lease will continue to be reflected as an expense in the statements of operations and changes in net assets and disclosure of the terms of a lease will continue to be reported in the footnotes to the financial statements. ASU 2016-02 is effective for financial statements issued for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early applica-
tion is permitted and likely by the Company in conjunction with the expiration of its current operating lease on January 31, 2018 and entrance into a new operating lease which is anticipated to be effective in the first quarter of 2018. This will necessitate reporting an asset and offsetting liability on the statement of assets and liabilities of the Company at that time.

DIRECTORS*

Spencer Davidson, Chairman
Sidney R. Knafel, Lead Independent Director
Arthur G. Altschul, Jr.	Betsy F. Gotbaum
Rodney B. Berens	Rose P. Lynch
Lewis B. Cullman	Jeffrey W. Priest
Clara E. Del Villar	Henry R. Schirmer
John D. Gordan, III	Raymond S. Troubh

(*The Company is a stand-alone fund.)

OFFICERS
Jeffrey W. Priest, President and Chief Executive Officer
Andrew V. Vindigni, Senior Vice-President
Craig A. Grassi, Vice-President
Sally A. Lynch, Vice-President
Anang K. Majmudar, Vice-President
Eugene S. Stark, Vice-President, Administration, Principal
Financial Officer & Chief Compliance Officer
Diane G. Radosti, Treasurer
Linda J. Genid, Corporate Secretary

SERVICE COMPANIES

COUNSEL	TRANSFER AGENT AND REGISTRAR
Sullivan & Cromwell LLP	American Stock Transfer & Trust
INDEPENDENT AUDITORS	Company, LLC
Ernst & Young LLP	6201 15th Avenue
Brooklyn, NY 11219
CUSTODIAN	1-800-413-5499
State Street Bank and	www.amstock.com
Trust Company

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5 on pages 10 and 11. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in suchmanner as the Board of  Directorsmay deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30,
2017 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the
Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of
Portfolio Holdings (Form N-Q) with the Securities and Exchange
Commission (“SEC”) as of the end of the first and third calendar quarters. The Company’s Forms N-Q are available at www.generalam-
ericaninvestors.com and on the SEC’s website: www.sec.gov. Copies of Forms N-Q may also be obtained and reviewed at the SEC’s Public
Reference Room in Washington, DC or through the Company by call-
ing us at 1-800-436-8401. Information on the operation of the SEC’s
Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 13, 2017, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate
Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made quarterly cer-
tifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

ITEM 2. CODE OF ETHICS.

To correct a prior reference, the Code of Ethics can be found at
http://www.generalamericaninvestors.com/governance/code-of-ethics.php.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual report.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2017	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	118,695	$31.9019	118,695	591,443
02/01-02/28	0	0.0000	0	591,443
03/01-03/31	64,913	33.4483	64,913	526,530
04/01-04/30	43,209	33.7855	43,209	483,321
05/01-05/31	85,476	34.1358	85,476	397,845
06/01-06/30	97,384	34.9232	97,384	300,461

Total for year	409,677		409,677

Note-	The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%.
This represents a continuation of the repurchase program which began in March 1995.
As of the beginning of the period, January 1, 2017, there were 710,138 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, June 30, 2017, there were 300,461 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period	(a) Total Number	(b) Average Price	(c) Total Number of Shares	(d) Maximum Number (or Approximate
2017	of shares (or Units)	Paid per Share	(or Units) Purchased as Part	Dollar Value) of Shares (or Units)
	Purchased	(or Unit)	of Publicly Announced Plans	that May Yet Be Purchased Under
			or Programs	the Plans or Programs
01/01-01/31	-		-	604,687
02/01-02/28	-		-	604,687
03/01-03/31	-		-	604,687
04/01-04/30	-		-	604,687
05/01-05/31	-		-	604,687
06/01-06/30	-		-	604,687

Total	0		0

Note-	The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share.
As of the beginning of the period, January 1, 2017, there were 604,687 shares available for repurchase under such authorization. As of the end of the period, June 30, 2017, there were 604,687 shares available for repurchase under this program.

 ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's  Board of Directors as set forth in the registrant's Proxy Statement, dated February 21, 2017.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of June 30, 2017, an evaluation was performed  under the  supervision and with  the  participation  of the  officers  of  General  American  Investors Company,  Inc. (the  "Registrant"),  including the principal  executive  officer ("PEO") and principal  financial officer ("PFO"), to assess the effectiveness of the Registrant's  disclosure controls and procedures.  Based on that evaluation, the  Registrant's  officers,  including the PEO and PFO,  concluded  that, as of June 30, 2017, the  Registrant's  disclosure  controls and  procedures  were reasonably  designed  so as to  ensure:  (1)  that  information  required  to be disclosed  by the  Registrant  on  Form  N-CSR   is  recorded, processed,  summarized  and reported  within the time  periods  specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information  relating  to the  Registrant  is made  known  to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant's internal control over financial reporting  (as defined in Rule  30a-3(d)  under the  Investment

Company Act of 1940 (17 CFR 270.30a-3(d))  that occurred during the Registrant's last fiscal quarter that has  materially  affected,  or is reasonably  likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) The code of ethics disclosure required by Item 2 is not applicable to this semi-annual report.

(a)(2)  Certifications  of the  principal  executive  officer and the  principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of

1940.

(a)(3) There were no written  solicitations  to purchase  securities  under Rule

23c-1 under the Investment  Company Act of 1940 during the period covered by the report.

(b)  Certifications  of  the  principal  executive  officer  and  the  principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

Date: August 1, 2017

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/Jeffrey W. Priest

            Jeffrey W. Priest

President and Chief Executive Officer

(Principal Executive Officer)

Date: August 1, 2017

By:       /s/Eugene S. Stark

Eugene S. Stark

Vice-President, Administration

(Principal Financial Officer)

Date: August 1, 2017